Exhibit 10.1

AMENDMENT NO. 1

This AMENDMENT NO. 1 (this “Amendment”) to the Fourth Amended and Restated Credit Agreement, dated as of May 21, 2014 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement”, and as the Original Credit Agreement is amended hereby and further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among H&E EQUIPMENT SERVICES, INC., a Delaware corporation (“H&E Delaware”), GREAT NORTHERN EQUIPMENT, INC., a Montana corporation (“Great Northern”), H&E EQUIPMENT SERVICES (CALIFORNIA), LLC, a Delaware limited liability company (“H&E California” and, together with H&E Delaware and Great Northern, each, a “Borrower” and, collectively, the “Borrowers”), the other Credit Parties named therein, the Lenders named therein, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent, and the other agents party thereto, is entered into as of February 5, 2015 by and among the Borrowers, the Lenders signatory hereto and the Agent. Unless otherwise provided, all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

R E C I T A L S:

WHEREAS, the Borrowers have requested that the Credit Agreement be amended to increase the Revolving Loan Commitments by $200,000,000 (the “Amendment No. 1 Commitment Increase”);

WHEREAS, the Lenders providing the Amendment No. 1 Commitment Increase (“Incremental Lenders”) are willing to provide the Amendment No. 1 Commitment Increase, but only on the terms and conditions set forth in this Amendment; and

WHEREAS, the Amendment No. 1 Commitment Increase is not, and shall not be deemed to be, an Incremental Revolving Loan Commitment pursuant to Section 1.18 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the Borrowers, the Requisite Lenders (including the Incremental Lenders) and the Agent agree as follows:

Section 1.

AMENDMENTS

Subject to the satisfaction of the conditions to effectiveness referred to in Section 2 hereof, the Original Credit Agreement is amended as follows:

(a) Annex A of the Original Credit Agreement is amended by adding the following new definitions in their proper alphabetical places:

“Amendment No. 1” means Amendment No. 1, dated as of February 5, 2015, among the Borrowers, the Lenders signatory thereto and the Agent.

“Amendment No. 1 Effective Date” means the “Effective Date”, as such term is defined in Amendment No. 1.

(b) Annex A of the Original Credit Agreement is further amended by deleting the definitions Commitments and Revolving Loan Commitment in their entirety and replacing them with the following:

“Commitments” means (a) as to any Lender, such Lender’s Revolving Loan Commitment (including without duplication the Swing Line Lender’s Swing Line Commitment as a subset of its Revolving Loan Commitment) as set forth on Annex J or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders’ Revolving Loan Commitments (including without duplication the Swing Line Lender’s Swing Line Commitment as a subset of its Revolving Loan Commitment), which aggregate commitment shall be Six Hundred Two Million Five Hundred Thousand Dollars ($602,500,000) on the Amendment No. 1 Effective Date, as such amount may be reduced, amortized or adjusted from time to time in accordance with the Agreement.

“Revolving Loan Commitment” means (a) as to any Revolving Lender, the aggregate commitment of such Revolving Lender to make Revolving Credit Advances or incur Letter of Credit Obligations as set forth on Annex J or in the most recent Assignment Agreement executed by such Revolving Lender and (b) as to all Revolving Lenders, the aggregate commitment of all Revolving Lenders to make Revolving Credit Advances or incur Letter of Credit Obligations, which aggregate commitment shall be Six Hundred Two Million Five Hundred Thousand Dollars ($602,500,000) on the Amendment No. 1 Effective Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

(c) Annex J of the Original Credit Agreement is hereby replaced in its entirety with Annex J attached hereto.

Section 2.

CONDITIONS TO EFFECTIVENESS

The amendments provided in Section 1 hereof shall become effective at the date and time (the “Effective Date”), which must be on or prior to February 5, 2015, that:

(a) the Agent shall have received one or more counterparts of (i) this Amendment, executed and delivered by the Borrowers, the Requisite Lenders, each Incremental Lender and the Agent, and (ii) the Consent and Reaffirmation in the form of Exhibit I hereto, executed and delivered by the Guarantors;

(b) the Agent shall have received in immediately available funds and without offset or deduction of any kind for the pro rata benefit of each Incremental Lender a non-refundable fee in an amount equal to 0.25% of the amount of the increase in the Revolving Loan Commitment of such Incremental Lender as reflected on Annex J attached hereto;

(c) each Incremental Lender shall have received a promissory note to evidence its Revolving Credit Commitment if requested by such Incremental Lender (which notes shall constitute Notes for purposes of the Credit Agreement);

(d) the Agent shall have received a certificate of the chief financial officer of the Borrower Representative, dated as of the Effective Date, certifying that, after giving pro forma effect to all Revolving Loans that could be incurred under the Credit Agreement, after giving effect to Amendment No. 1, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Credit Parties, taken as a whole, shall be Solvent;

(e) the Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Credit Party, in form and substance satisfactory to the Agent, (i) certifying the resolutions of such Credit Party’s board of directors (or equivalent governing body) approving and authorizing Amendment No. 1, (ii) certifying that none of the organizational documents of such Credit Party delivered to the

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Agent pursuant to the Credit Agreement on the Closing Date have been modified or altered in any way (or, if modifications have occurred, certifying new copies of such organizational documents) and (iii) certifying the incumbency of the officers of such Credit Party;

(f) the Agent shall have received an opinion of counsel to the Borrowers in form and substance and from counsel reasonably satisfactory to the Agent, addressed to the Agent and the Incremental Lenders and covering such matters as the Agent may reasonably request; and

(g) there shall be no continuing Default or Event of Default (after giving effect to the amendments contemplated by this Amendment), and the representations and warranties of the Borrowers contained in this Amendment shall be true and correct in all material respects.

Section 3.

ACKNOWLEDGEMENTS OF INCREMENTAL LENDERS

Each Incremental Lender hereby acknowledges that its Pro Rata Share of participations in Letters of Credit that are outstanding as of the Effective Date are in accordance with the Revolving Loan Commitments set forth on Annex J attached hereto.

Section 4.

LIMITATION ON SCOPE

Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be amendments or waivers of or consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Credit Party requiring the consent of the Agent or the Lenders except to the extent specifically provided for herein. The Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against any Credit Party for any existing or future Defaults or Events of Default.

Section 5.

MISCELLANEOUS

(a) Each Borrower hereby represents and warrants as follows:

(i)	this Amendment has been duly authorized and executed by such Borrower and is the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as (1) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors in general and (2) the availability of equitable remedies may be limited by equitable principles of general applicability; and

(ii)	such Borrower repeats and restates the representations and warranties of such Borrower contained in the Credit Agreement as of the Effective Date, except to the extent such representations and warranties relate to a specific date; provided that references to the “Credit Agreement” or “this Agreement” in such representations and warranties shall be deemed to be references to the Credit Agreement as amended pursuant to this Amendment.

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(b) This Amendment is being delivered in the State of New York.

(c) Each Borrower ratifies and confirms that all Loan Documents remain in full force and effect notwithstanding the execution and delivery of this Amendment and that nothing contained in this Amendment shall constitute a defense to the enforcement of any Loan Document.

(d) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(e) This Amendment is a “Loan Document” and each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment”: Section 11.6 (Severability), Section 11.9 (Governing Law), Section 11.10 (Notices), Section 11.11 (Electronic Transmissions), Section 11.12 (Section Titles), Section 11.14 (Waiver of Jury Trial), Section 11.17 (Advice of Counsel) and Section 11.18 (No Strict Construction).

[Signature page follows]

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Witness the due execution hereof by the respective duly authorized officers of the undersigned of this Amendment as of the date first written above.

H&E EQUIPMENT SERVICES, INC.

By:	/s/ Leslie S. Magee
Name:	Leslie S. Magee
Title:	Secretary and Chief Financial Officer

H&E EQUIPMENT SERVICES (CALIFORNIA), LLC

By:	/s/ Leslie S. Magee
Name:	Leslie S. Magee
Title:	Secretary and Chief Financial Officer

GREAT NORTHERN EQUIPMENT, INC.

By:	/s/ Leslie S. Magee
Name:	Leslie S. Magee
Title:	Secretary and Chief Financial Officer

[Signature Page to Amendment No. 1]

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and as a Lender

By:	/s/ Kai Sorensen
Name:	Kai Sorensen
Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 1]

PNC BANK,
as a Lender

By:	/s/ Jay Danforth
Name:	Jay Danforth
Title:	Vice President

[Signature Page to Amendment No. 1]

GE ASSET BASED MASTER NOTE LLC
as a Lender

By:	/s/ Kai Sorensen
Name:	Kai Sorensen
Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A.
as a Lender

By:	/s/ Christopher Godfrey
Name:	Christopher Godfrey
Title:	Senior Vice President

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Ross Gilbert
Name:	Ross Gilbert
Title:	Authorized Officer

[Signature Page to Amendment No. 1]

CAPITAL ONE BUSINESS CREDIT CORP.,
as a Lender

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Senior Director

[Signature Page to Amendment No. 1]

WELLS FARGO CAPITAL FINANCE, LLC,
as a Lender

By:	/s/ Todd R. Nakamoto
Name:	Todd R. Nakamoto
Title:	Duly Authorized Signer

[Signature Page to Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

[Signature Page to Amendment No. 1]

REGIONS BANK,
as a Lender

By:	/s/ Kevin D. Padgett
Name:	Kevin D. Padgett
Title:	Senior Vice President

[Signature Page to Amendment No. 1]

EXHIBIT I

CONSENT AND REAFFIRMATION

Each of the undersigned (the “Guarantors”) hereby (i) acknowledges receipt of a copy of Amendment No. 1, dated as of February     , 2015 (“Amendment No. 1”), to the Fourth Amended and Restated Credit Agreement, dated as of May 21, 2014, among H&E Equipment Services, Inc., Great Northern Equipment, Inc., H&E Equipment Services (California), LLC (collectively, the “Borrowers”), the other Credit Parties named therein, the Lenders named therein, General Electric Capital Corporation, as Agent, and the other agents party thereto; (ii) consents to the Borrowers’ execution and delivery thereof and approves and consents to the transactions contemplated thereby; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify or diminish in any respect whatsoever its obligations under its Guaranty and the other Loan Documents to which it is a party and reaffirms that such Guaranty and the other Loan Documents are and shall continue to remain in full force and effect. The acknowledgements contained herein by the Guarantors are made and delivered to induce the Agent, the Requisite Lenders (including the Incremental Lenders) to enter into Amendment No. 1, and the Guarantors acknowledge that the Agent and Requisite Lenders (including the Incremental Lenders) would not enter into Amendment No. 1 in the absence of such acknowledgements. Although the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, the Guarantors understand that the Agent and Lenders have no obligation to inform the Guarantors of such matters in the future or to seek the Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty. Capitalized terms used herein without definition shall have the meanings given to such terms in Amendment No. 1.

[Signature page follows]

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation on and as of the date of Amendment No. 1.

GNE INVESTMENTS, INC.

By:	/s/ Leslie S. Magee
Name:	Leslie S. Magee
Title:	Secretary & Chief Financial Officer

H&E FINANCE CORP.

By:	/s/ Leslie S. Magee
Name:	Leslie S. Magee
Title:	Secretary & Chief Financial Officer

H&E CALIFORNIA HOLDING, INC.

By:	/s/ Leslie S. Magee
Name:	Leslie S. Magee
Title:	Secretary & Chief Financial Officer

H&E EQUIPMENT SERVICES (MID-ATLANTIC), INC.

By:	/s/ Leslie S. Magee
Name:	Leslie S. Magee
Title:	Secretary & Chief Financial Officer

ANNEX J (from Annex A – Commitments definition)

to

CREDIT AGREEMENT

COMMITMENTS

Lender(s):	Amount(s):

General Electric Capital Corporation

Revolving Loan Commitment:	$90,500,000

Swing Line Commitment:	$15,000,000

GE Asset Based Master Note LLC

Revolving Loan Commitment:	$33,000,000

Bank of America, N.A.

Revolving Loan Commitment:	$123,500,000

JPMorgan Chase Bank, N.A.

Revolving Loan Commitment:	$112,000,000

Wells Fargo Capital Finance, LLC

Revolving Loan Commitment:	$75,000,000

Deutsche Bank AG New York Branch

Revolving Loan Commitment:	$71,000,000

Regions Bank

Revolving Loan Commitment:	$37,500,000

Capital One Business Credit Corp.

Revolving Loan Commitment:	$30,000,000

PNC Bank, National Association

Revolving Loan Commitment:	$30,000,000